Rule 497 (e)
                                      Registration Nos. 333-176976 and 811-22245


                      FIRST TRUST EXCHANGE-TRADED FUND III

                       FIRST TRUST LONG/SHORT EQUITY ETF
                                  (the "Fund")

  SUPPLEMENT TO THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2016


                               DATED JUNE 6, 2016

      On or about June 1, 2016, notwithstanding anything to the contrary in the Fund's Prospectus or Statement of Additional Information, the following members of the Fund's Investment Committee will no longer serve as portfolio managers of the Fund:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust Advisors L.P.;

            o David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust Advisors
               L.P.;

            o Roger F. Testin, Senior Vice President of First Trust Advisors L.P.; and

            o Todd Larson, CFA, Vice President and Portfolio Manager of First Trust Advisors L.P.

      The following persons will serve as the portfolio managers of the Fund:

            o John Gambla, CFA, FRM, PRM, Senior Portfolio Manager of First Trust Advisors L.P.; and

            o Rob A. Guttschow, CFA, Senior Portfolio Manager of First Trust Advisors L.P.



          PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE